SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 19, 2002
(Date of earliest event reported)

Commission File No. 333-74308



                    Wells Fargo Asset Securities Corporation
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        Delaware                                           52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                      (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

      (99)                                    Computational Materials
                                              prepared by Credit Suisse First
                                              Boston Corporation in connection
                                              with Wells Fargo Asset
                                              Securities Corporation, Mortgage
                                              Pass-Through Certificates,
                                              Series 2002-C.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

August 19, 2002

                                   By:    /s/ Alan S. McKenney
                                        --------------------------------------
                                        Alan S. McKenney
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Computational Materials                         P
                        prepared by Credit Suisse
                        First Boston Corporation in
                        connection with Wells Fargo
                        Asset Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2002-C.